
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                                            WFMBS MORTGAGE LOAN POOL
                                       20-YEAR THROUGH 30-YEAR FIXED RATE
                                            NON-RELOCATION MORTGAGES
                                              WFMBS SERIES 2000-14
                                            POOL PROFILE (12/06/2000)

                                                    REVISED

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

                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE

                                                         ---------------------      ----------------------

     AGGREGATE PRINCIPAL BALANCE                                 $300,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Dec-00
     INTEREST RATE RANGE                                     6.000% - 10.250%
     GROSS WAC                                                          8.25%                 (+/- 5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      357                (+/- 2 month)

     WALTV                                                                75%                (maximum 82%)

     CALIFORNIA %                                                         27%                (maximum 35%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 2%                (maximum  5%)

     AVERAGE LOAN BALANCE                                            $366,701           (maximum $390,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,100,000         (maximum $2,000,000)

     CASH-OUT REFINANCE %                                                  8%               (maximum  15%)

     PRIMARY RESIDENCE %                                                  95%                (minimum 85%)

     SINGLE-FAMILY DETACHED %                                             91%                (minimum 80%)

     FULL DOCUMENTATION %                                                 90%                (minimum 80%)

     PREPAYMENT PENALTY %                                                  0%                 (maximum 3%)

     UNINSURED > 80% LTV %                                                 1%                 (maximum 3%)

     TEMPORARY BUYDOWNS                                                    1%                (maximum  3%)




                 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)    All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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


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                                                WFMBS MORTGAGE LOAN POOL
                                           20-YEAR THROUGH 30-YEAR FIXED RATE
                                                NON-RELOCATION MORTGAGES
                                                  WFMBS SERIES 2000-14
                                                  PRICING INFORMATION

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


      RATING AGENCIES                                              TBD by Wells Fargo

      PASS THRU RATE                                                            7.50%

      ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.05%

      PRICING DATE                                                                TBD

      FINAL STRUCTURE DUE DATE                                              05-Dec-00                9:00 AM

      SETTLEMENT DATE                                                       21-Dec-00

      ASSUMED SUB LEVELS                                                          AAA                 3.750%
                                                                                   AA                 1.950%
                                                                                    A                 1.200%
                                                                                  BBB                 0.750%
                                                                                   BB                 0.450%
                                                                                    B                 0.250%

                                                              Note:  AAA Class will be rated by two rating agencies.
                                                              AA through B Classes will be rated by one rating agency.

      * SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.
      --------------------------------------------------------------------------------------------------------

      * THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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

      WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-14. THE PRINCIPAL only CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

      WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                      Lori Maller (301) 846-8185